UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report — September 8, 2016

(Date of earliest event reported)

BEMIS COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin  54957-0669

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (920) 527-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On September 8, 2016, Bemis Company, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with BNP Paribas Securities Corp. and J.P. Morgan Securities LLC, as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $300 million aggregate principal amount of the Company’s 3.100% Senior Notes due 2026 (the “Notes”), in a public offering (the “Offering”).  The Offering is expected to close on September 15, 2016.

The Underwriting Agreement includes customary closing conditions, representations, warranties and covenants by the Company.  It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.  The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-213475) that the Company filed with the Securities and Exchange Commission on September 2, 2016.  The Company is also filing the Underwriting Agreement as part of this Current Report on Form 8-K for purposes of such Registration Statement.

Item 8.01                                           Other Events.

For purposes of the registration statement on Form S-3 (Registration No. 333-213475) (the “Registration Statement”) filed by the Company, the computation of the pro forma ratio of earnings to fixed charges of the Company for the six months ended June 30, 2016 and the year ended December 31, 2015, is filed herewith as Exhibit 12.1 and is incorporated by reference into this Current Report on Form 8-K and the Registration Statement.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

1.1                               Underwriting Agreement, dated September 8, 2016, among the Company and the underwriters named therein.

12.1                        Computation of pro forma ratio of earnings to fixed charges.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEMIS COMPANY, INC.

By:	/s/ Sheri H. Edison
Sheri H. Edison, Vice President and
General Counsel

Date:	September 9, 2016

Index to Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 8, 2016, among the Company and the underwriters named therein.
12.1	Computation of pro forma ratio of earnings to fixed charges.